UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2005

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina	28201-1017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

1.             Issuance of $250 million in Senior Notes due 2015.

On September 27, 2005, Family Dollar Stores, Inc. (the “Company”), issued $250 million in unsecured Senior Notes due 2015 (the “Notes”) pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”) between the Company, its wholly-owned subsidiary, Family Dollar, Inc., and various institutional accredited investors.

The Notes were issued in two tranches pursuant to a private placement and are subject to restrictions on transfer.  The first tranche has an aggregate principal amount of $169 million, is payable in full in a single installment on September 27, 2015 and bears interest at a rate of 5.41% per annum from the date of issuance.  The second tranche has an aggregate principal amount of $81 million, matures on September 27, 2005, and bears interest at a rate of 5.24% per annum from the date of issuance.  The second tranche has a required principal prepayment of $16,200,000 on September 27, 2011 and on each September 27 thereafter to and including September 27, 2015.  Interest on the Notes will be payable semi-annually in arrears on the 27th day of March and September of each year commencing on March 27, 2006.

The payment by the Company and Family Dollar, Inc. of all amounts due under the Notes and the performance of all obligations of the Company and Family Dollar, Inc. under the Note Purchase Agreement are absolutely and unconditionally guaranteed by certain principal operating subsidiaries of the Company and Family Dollar, Inc. pursuant to a subsidiary guaranty agreement of even date.

Under the Note Purchase Agreement, the Company will have an optional right to prepay, at any time or from time to time, all or part of the Notes, in an amount not less than 10% of the original aggregate principal amount of the Notes, for the sum of (a) accrued interest to the date of redemption and (b) the greater of (y) par or (z) a “make-whole” amount as calculated under the Note Purchase Agreement.

The Note Purchase Agreement also contains customary representations and warranties, covenants and indemnity provisions. The Notes may become immediately due and payable (together with any make-whole amount) upon an event of default as described in the Note Purchase Agreement (which events of default are customary for this type of security).  The Note Purchase Agreement will be filed as an Exhibit to the Company’s annual report on Form 10-K to be filed on or before November 11, 2005.

On September 28, 2005, the Company issued a press release with respect to the issuance of the Notes, a copy of which was filed as Exhibit 99 to the Company’s report on Form 8-K filed with the Securities and Exchange Commission that same day.

2.                                       New Compensation Plans.

At its meeting held on September 27, 2005, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved the implementation of certain new compensation programs, conditioned upon approval of the 2006 Incentive Plan (the “Plan”) by the Company’s shareholders at the Annual Meeting of Shareholders to be held on January 19, 2006 (the “Annual Meeting”). At such meeting, the Compensation Committee also approved the form of the 2006 Incentive Plan Guidelines for Long Term Incentive Performance Share Rights Awards, attached hereto and incorporated herein by reference as Exhibit 10.1, and the form of Performance Share Rights Award

Certificate attached hereto and incorporated herein by reference as Exhibit 10.2 (collectively, the “Performance Share Rights Documents”).  Generally, employees of the Company who hold positions with the title of Director (or its equivalent) or above will annually be eligible to receive awards of the right to earn a number of shares of the Company’s common stock (the “performance share rights”) based upon the Company’s return on equity and pre-tax net income growth as measured against a peer group of companies over a period of three fiscal years. Additional transition awards that will entitle participants to earn performance shares based upon the Company’s performance during each of the Company’s 2006 and 2007 fiscal years will also be made. The final terms and provisions of this new program and the actual award of performance share rights is conditioned upon subsequent approval of the Plan at the Annual Meeting. A copy of the Plan will be included as an appendix to the Company’s Proxy Statement for the Annual Meeting, and, if approved by the shareholders, will be filed with a report on Form 8-K following the Annual Meeting. This disclosure is being made prior to the effective date of the Plan in order to explain the contingent grants of performance share rights made to the Company’s “named executive officers”, as described below.

3.                                       Compensation Arrangements with Named Executive Officers

At its meeting held on September 27, 2005, the Compensation Committee approved annual compensation packages for the Company’s “named executive officers,” whose employment with the Company is continuing, as follows:

		Target Bonus		Target Performance Share Grants
	Base Salary	Percentage	Stock Options	1-year	3-year

Howard R. Levine	$725,000	100%	150,000	12,500	37,500

R. James Kelley	$460,000	75%	95,000	8,000	24,000

                The foregoing does not constitute a complete summary of the compensation terms of the above named executive officers and reference is made to the Company’s plans as described below with respect to various aspects of such compensation packages.  The target bonus percentage set forth above reflects an award made pursuant to the Family Dollar Stores, Inc. Incentive Profit Sharing Plan and the stock option award is made pursuant to the Company’s 1989 Non-Qualified Stock Option Plan; reference is made to these documents, as previously filed by the Company, for a complete statement of the terms and conditions of such plans.  The performance share grants referenced above are made pursuant to the Performance Share Rights Documents, as described in Paragraph 2 of this Item 1.01 above and incorporated herein by reference. Reference is also made to the employment agreements between the Company and Messrs. Levine and Kelly, which have been previously filed as Exhibits 10.2 and 10.3, respectively, to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2005.  In addition, the foregoing awards of performance shares are contingent upon approval of the 2006 Incentive Plan by the Company’s shareholders at the Annual Meeting.

Item 2.02.   Results of Operations and Financial Condition.

                On September 28, 2005, the Company issued a news release which reported earnings for the fourth quarter and fiscal year ended August 27, 2005, and provided guidance for the fiscal year ending August 26, 2006.

                A copy of the news release is furnished as Exhibit 99.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under the heading “Issuance of $250 million in Senior Notes due 2015” under Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits.

Exhibit 10.1 —	2006 Incentive Plan Guidelines for Long Term Incentive Performance Share Rights Awards

Exhibit 10.2 —	Form of Performance Share Rights Award Certificate

Exhibit 99 —	News release dated September 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date:	September 29, 2005	By:	/s/ Janet G. Kelley
Janet G. Kelley
Senior Vice President-General Counsel

Exhibit Index

Exhibit No.	Document Description

Exhibit 10.1	2006 Incentive Plan Guidelines for Long Term Incentive Performance Share Rights Awards

Exhibit 10.2	Form of Performance Share Rights Award Certificate

Exhibit 99	News release dated September 28, 2005